EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 4 dated as of April 3, 2017 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 12, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).  Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Banks have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS the Borrower intends to incur (a) a new Class of Term Loans, denominated in Euros, in an aggregate principal amount equal to €400,000,000 (the “Tranche B-1 Euro Term Loans”) and (b) a new Class of Term Loans, denominated in dollars, in an aggregate principal amount equal to $940,000,000 (the “Tranche B-1 US$ Term Loans”), the proceeds of which will be used to refinance the Tranche B Term Loans outstanding as of the Amendment No. 4 Effective Date (as defined below) and to pay fees and expenses related to the foregoing;

WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein to permit the incurrence of the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans and to make additional revisions to the Credit Agreement as set forth herein;

WHEREAS the Borrower has requested that (a) the financial institutions set forth on Schedule I hereto (the “Tranche B-1 Euro Term Lenders”) commit to make the Tranche B-1 Euro Term Loans on the Amendment No. 4 Effective Date (the commitment of each Tranche B-1 Euro Term Lender to provide its applicable portion of the Tranche B-1 Euro Term Loans, as set forth opposite such Tranche B-1 Euro Term Lender’s name on Schedule I hereto, is such Tranche B-1 Euro Term Lender’s “Tranche B-1 Euro Term Commitment”) and (b) the financial institutions set forth on Schedule II hereto (the “Tranche B-1 US$ Term Lenders”) commit to make the Tranche B-1 US$ Term Loans on the Amendment No. 4 Effective Date (the commitment of each Tranche B-1 US$ Term Lender to provide its applicable portion of the Tranche B-1 US$ Term Loans, as set forth opposite such Tranche B-1 US$ Term Lender’s name on Schedule II hereto, is such Tranche B-1 US$ Term Lender’s “Tranche B-1 US$ Term Commitment”);

WHEREAS the Tranche B-1 Euro Term Lenders are willing to make the Tranche B-1 Euro Term Loans, and the Tranche B-1 US$ Term Lenders are willing to make the Tranche B-1 US$ Term Loans, in each case to the Borrower on the Amendment No. 4 Effective Date on the terms and subject to the conditions set forth herein;

WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein; and

WHEREAS Barclays Bank PLC and JPMorgan Chase Bank, N.A. will be joint lead arrangers and joint bookrunners with respect to this Amendment and the new term loan facilities described herein, and Citigroup Global Markets Inc. will be a joint lead arranger with respect to this Amendment and the new term loan facilities described herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Tranche B-1 Euro Term Loans; Tranche B-1 US$ Term Loans.

(a)  Subject to the satisfaction of the conditions precedent set forth in Section 11 hereof, each Tranche B-1 Euro Term Lender agrees, severally and not jointly, to make, on the Amendment No. 4 Effective Date, a Tranche B-1 Euro Term Loan to the Borrower in an aggregate principal amount equal to its Tranche B-1 Euro Term Commitment.  The Tranche B-1 Euro Term Commitment of each Tranche B-1 Euro Term Lender shall automatically terminate upon the making of the Tranche B-1 Euro Term Loans on the Amendment No. 4 Effective Date.  Amount repaid or prepaid in respect of the Tranche B-1 Euro Term Loans may not be reborrowed.

(b)  Subject to the satisfaction of the conditions precedent set forth in Section 11 hereof and to the provisions of paragraph (e) of this Section 1, each Tranche B-1 US$ Term Lender agrees, severally and not jointly, to make, on the Amendment No. 4 Effective Date, a Tranche B-1 US$ Term Loan to the Borrower in an aggregate principal amount equal to its Tranche B-1 US$ Term Commitment.  The Tranche B-1 US$ Term Commitment of each Tranche B-1 US$ Term Lender shall automatically terminate upon the making of the Tranche B-1 US$ Term Loans on the Amendment No. 4 Effective Date.  Amount repaid or prepaid in respect of the Tranche B-1 US$ Term Loans may not be reborrowed.

(c)  The proceeds of the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans shall be used by the Borrower on the Amendment No. 4 Effective Date solely to prepay the entire principal amount of the Tranche B Term Loans outstanding as of the Amendment No. 4 Effective Date, together with accrued but unpaid interest thereon, and the fees and expenses of the Borrower payable in connection with this Amendment, the Tranche B-1 Euro Term Commitments, the Tranche B-1 US$ Term Commitment, the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans.

(d)  Immediately upon the consummation of the transactions referenced in paragraphs (a) and (b) of this Section 1, each reference to the terms “Lenders” and “Term

Lenders” in the Loan Documents shall be deemed to include the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders, and each reference to the terms “Loans” and “Term Loans” in the Loan Documents shall be deemed to include the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans.

(e)  Notwithstanding anything herein to the contrary, (i) each Tranche B-1 US$ Term Lender holding Tranche B Term Loans immediately prior to the Amendment No. 4 Effective Date that checks the “Cashless Roll” option on its signature page hereto (each such Tranche B-1 US$ Term Lender, an “Existing Lender”) shall, in lieu of its requirement to make a Tranche B-1 US$ Term Loan in accordance with paragraph (b) of this Section 1, be deemed to have made to the Borrower a Tranche B-1 US$ Term Loan on the Amendment No. 4 Effective Date in an amount equal to the lesser of (A) the aggregate principal amount of the Tranche B Term Loans held by such Existing Lender immediately prior to the Amendment No. 4 Effective Date (such Existing Lender’s “Existing Term Loan Amount”) and (B) such Existing Lender’s Tranche B-1 US$ Term Commitment; provided that if such Existing Lender’s Tranche B-1 US$ Term Commitment exceeds such Existing Lender’s Existing Term Loan Amount, then such Existing Lender shall be required to make a Tranche B-1 US$ Term Loan to the Borrower on the Amendment No. 4 Effective Date in accordance with paragraph (b) of this Section 1 in an aggregate principal amount equal to such excess, and (ii) the Borrower shall, in lieu of its obligation to prepay the Tranche B Term Loans of any Existing Lender in accordance with paragraph (c) of this Section 1, be deemed to have prepaid, on the Amendment No. 4 Effective Date, an amount of the Tranche B Term Loans of each Existing Lender in an aggregate principal amount equal to the lesser of (A) such Existing Lender’s Existing Term Loan Amount and (B) such Existing Lender’s Tranche B-1 US$ Term Commitment; provided that (1) if such Existing Lender’s Existing Term Loan Amount exceeds such Existing Lender’s Tranche B-1 US$ Term Commitment, then the Borrower shall be required to prepay in full, on the Amendment No. 4 Effective Date in accordance with paragraph (c) of this Section 1, the outstanding principal amount of the Tranche B Term Loans of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing Lender, on the Amendment No. 4 Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Tranche B Term Loans of such Existing Lender immediately prior to the Amendment No. 4 Effective Date.

(f)  Each Existing Lender party hereto hereby waives any requirement to pay any amounts due and owing to it pursuant to Section 2.16 of the Credit Agreement as a result of the transactions described in paragraphs (b), (c) and (e) of this Section 1.

SECTION 2.  Amendments to Article I of the Credit Agreement.  Article I of the Credit Agreement is hereby amended as follows:

(a)  The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

(i) “Amendment No. 4” means Amendment No. 4, dated as of April 3, 2017, to this Agreement, among the Borrower, the Lenders party thereto (including the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders) and the Administrative Agent.

(ii) “Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4.

(iii) “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”.

(iv) “Debtor Relief Laws” means, collectively, the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws in the United States of America, any State thereof or the District of Columbia or in any other applicable jurisdiction from time to time in effect.

(v) “DQ List” has the meaning assigned to such term in Section 9.04(g)(iv).

(vi) “Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis, as shown on the most recent consolidated balance sheet of the Borrower (giving pro forma effect to any acquisitions or dispositions of assets or properties that have been made by the Borrower or any Restricted Subsidiary subsequent to the date of such balance sheet, including through mergers or consolidations).

(vii) “Tranche B-1 Euro Term Commitment” has the meaning assigned to such term in Amendment No. 4.  The initial aggregate amount of the Lenders’ Tranche B-1 Euro Term Commitments is €400,000,000.

(viii) “Tranche B-1 Euro Term Lender” means a Lender with a Tranche B-1 Euro Term Commitment or an outstanding Tranche B-1 Euro Term Loan.

(ix) “Tranche B-1 Euro Term Loan” means a Loan made pursuant to Section 1(a) of Amendment No. 4.

(x) “Tranche B-1 Euro Term Maturity Date” means May 12, 2022, as the same may be extended pursuant to Section 2.22.

(xi) “Tranche B-1 US$ Term Commitment” has the meaning assigned to such term in Amendment No. 4.  The initial aggregate amount of the Lenders’ Tranche B-1 US$ Term Commitments is $940,000,000.

(xii) “Tranche B-1 US$ Term Lender” means a Lender with a Tranche B-1 US$ Term Commitment or an outstanding Tranche B-1 US$ Term Loan.

(xiii) “Tranche B-1 US$ Term Loan” means a Loan made pursuant to Section 1(b) of Amendment No. 4.

(xiv) “Tranche B-1 US$ Term Maturity Date” means May 12, 2022, as the same may be extended pursuant to Section 2.22.

(xv) “Undisclosed Administration” means, in relation to a Revolving Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction, if applicable law requires that such appointment not be disclosed.

(b)  The definition of the term “Adjusted EURIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:  “Notwithstanding the foregoing, in the case of Tranche B-1 Euro Term Loans, in no event shall the Adjusted EURIBO Rate at any time be less than 0.75% per annum.”

(c)  The definition of the term “Adjusted LIBO Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:  “Notwithstanding the foregoing, (A) in the case of Tranche B Term Loans, in no event shall the Adjusted LIBOR Rate at any time be less than 0.75% per annum and (B) in the case of Tranche B-1 US$ Term Loans, in no event shall the Adjusted LIBOR Rate at any time be less than 0.00% per annum.”

(d)  The definition of the term “Alternate Base Rate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:  “Notwithstanding the foregoing, (i) in the case of Tranche B Term Loans, in no event shall the Alternate Base Rate at any time be less than 1.75% per annum and (ii) in the case of Tranche B-1 US$ Term Loans, in no event shall the Alternate Base Rate at any time be less than 1.00% per annum.”

(e)  The definition of the term “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by (i) changing the current clause (b) in such Section to clause (d) and (ii) inserting the following new clauses (b) and (c) in the appropriate alphabetical order:  “(b) with respect to any Loan that is a Tranche B-1 Euro Term Loan, 2.25% per annum, (c) with respect to any Loan that is a Tranche B-1 US$ Term Loan, (i) 1.50% per annum, in the case of an ABR Loan, and (ii) 2.50% per annum, in the case of a Eurocurrency Loan,”.

(f)  The definition of the term “Arrangers” is hereby amended by adding the text “(or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the Amendment No. 4 Effective Date)” immediately after the text “Merrill Lynch, Pierce, Fenner & Smith Incorporated” in such definition.

(g)  The definition of the term “Arrangement and Commitment Letter” is hereby amended and restated in its entirety to read as follows:

“Arrangement Letter” means that certain Arrangement Letter dated as of March 19, 2017 (as amended, modified or supplemented from time to time), among Barclays Bank PLC, JPMorgan Chase Bank, N.A., and the Borrower.

(h)  The definition of the term “Bankruptcy Event” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “(1) an Undisclosed Administration or (2)” immediately after the text “a Bankruptcy Event shall not result solely by virtue” appearing in the first proviso to such definition.

(i)  The definition of the term “Class” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text “Tranche B-1 Euro Term Loans, Tranche B-1 US$ Term Loans,” immediately after the text “Tranche B Term Loans,” in clause (a) of such definition and (ii) adding the text “, a Tranche B-1 Euro Term Commitment, a Tranche B-1 US$ Term Commitment” immediately after the text “Tranche B Term Commitment” in clause (b) of such definition.

(j)  The definition of the term “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “Tranche B-1 Euro Term Commitment, Tranche B-1 US$ Term Commitment,” immediately after the text “Tranche B Term Commitment,” in clause (a) of such definition.

(k)  The definition of the term “Disqualified Institutions” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Disqualified Institutions” has the meaning assigned to such term in the Arrangement Letter.  It is understood and agreed by the parties hereto that any modification to the DQ List will not be effective until the date that is three Business Days following the receipt by the Administrative Agent and the Lenders (including by posting to the Platform) of written notice from the Borrower as to such modification.

(l)  The definition of the term “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text “or EURIBOR Borrowing” immediately after each occurrence of the text “Eurocurrency Borrowing” in such definition, (ii) adding the text “or EURIBOR Term Borrowing” immediately after the first occurrence of the text “Eurocurrency Term Borrowing” in such definition and (iii) adding the text “or EURIBOR Term Borrowing, as the case may be,” immediately after the second occurrence of the text “Eurocurrency Term Borrowing” in such definition.

(m)  The definition of the term “Lenders” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “or on Schedule I or Schedule II to Amendment No. 4” immediately after the text “Schedule 2.01” in such definition.

(n)  The definition of the term “Loans” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, or pursuant to Amendment No. 4 (including, for the avoidance of doubt, the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans)” immediately after the text “Refinancing Facility Agreement” in such definition.

(o)  The definition of the term “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Tranche B-1 Euro Term Maturity Date, the Tranche B-1 US$ Term Maturity Date” immediately after the text “Tranche B Term Maturity Date” in such definition.

(p)  The definition of the term “Permitted Foreign Currency” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the comma immediately after the text “means” in such definition with the text “(a)” and (ii) inserting the text “, and (b) with respect to any Tranche B-1 Euro Term Loan, Euros” immediately after the text “as applicable” in such definition.

(q)  The definition of the term “Reference Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Reference Rate” means, for any day, (a) in connection with any determination made with respect to Incremental Term Loans denominated in dollars,  the Adjusted LIBO Rate as of such day for a Eurocurrency Borrowing with an Interest Period of three months’ duration (without giving effect to the last sentence of the definition of the term “Adjusted LIBO Rate” herein) and (b) in connection with any determination made with respect to Incremental Term Loans denominated in Euros, the Adjusted EURIBO Rate as of such day for a EURIBOR Borrowing with an Interest Period of three months’ duration (without giving effect to the last sentence of the definition of the term “Adjusted EURIBO Rate” herein).

(r)  The definition of the term “Refinancing Term Loan Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “, the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders” immediately after the text “Tranche B Term Lenders” in such definition.

(s)  The definition of the term “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text “, the Tranche B-1 Euro Term Borrowings or the Tranche B-1 US$ Term Borrowings” immediately after each occurrence of the text “Tranche B Term Borrowings” in such definition and (ii) adding the text “, the Tranche B-1 Euro Term Loans or the Tranche B-1 US$ Term Loans, as applicable” immediately after the text “Tranche B Term Loans” in such definition.

(t)  The definition of the term “Term Commitments” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Tranche B-1 Euro Term

Commitments, the Tranche B-1 US$ Term Commitments” immediately after the text “Tranche B Term Commitments” in such definition.

(u)  The definition of the term “Term Lenders” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Tranche B-1 Euro Term Lenders, the Tranche B-1 US$ Term Lenders” immediately after the text “Tranche B Term Lenders” in such definition.

(v)  The definition of the term “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, the Tranche B-1 Euro Term Loans, the Tranche B-1 US$ Term Loans” immediately after the text “Tranche B Term Loans” in such definition.

(w)  The definition of the term “Weighted Average Yield” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (b) of the proviso to such definition with the following text:

(b) with respect to the calculation of the Weighted Average Yield of the Tranche B Term Loans, the Tranche B-1 Euro Term Loans or the Tranche B-1 US$ Term Loans in connection with any Incremental Term Loans, (i) to the extent that the Reference Rate on the effective date of such Incremental Term Loans is, (A) in the case of Incremental Term Loans denominated in dollars, less than 0.75%, then the amount of such difference shall be deemed to be added to the Weighted Average Yield for the Tranche B Term Loans, (B) in the case of Incremental Term Loans denominated in Euros, less than 0.75%, then the amount of such difference shall be deemed to be added to the Weighted Average Yield for the Tranche B-1 Euro Term Loans and (C) in the case of Incremental Term Loans denominated in dollars, less than 0.00%, then the amount of such difference shall be deemed to be added to the Weighted Average Yield for the Tranche B-1 US$ Term Loans, in each case solely for the purposes of determining whether an increase in the interest rate for the Tranche B Term Loans, the Tranche B-1 Euro Term Loans or the Tranche B-1 US$ Term Loans, as applicable, shall be required pursuant to Section 2.21(b) and (ii) to the extent that the Reference Rate on the effective date of such Incremental Term Loans is less than the interest rate floor, if any, applicable to such Incremental Term Loans, then the amount of such difference shall be deemed to be added to the Weighted Average Yield of such Incremental Term Loans solely for the purpose of determining whether an increase in the interest rate for the Tranche B Term Loans, the Tranche B-1 Euro Term Loans or the Tranche B-1 US$ Term Loans, as applicable, shall be required pursuant to Section 2.21(b)

SECTION 3.  Amendments to Article II of the Credit Agreement.  Article II of the Credit Agreement is hereby amended as follows:

(a)  [Reserved]

(b)  Paragraph (c) of Section 2.02 of the Credit Agreement is hereby amended by adding a period immediately after the second occurrence of the text “Borrowing Minimum” in such paragraph.

(c)  Section 2.03 of the Credit Agreement is hereby amended by adding the text “, a Tranche B-1 Euro Term Borrowing, a Tranche B-1 US$ Term Borrowing” immediately after the text “Tranche B Term Borrowing” in clause (i) of such Section.

(d)  Section 2.07 of the Credit Agreement is hereby amended by adding the text “and EURIBOR Borrowings” immediately after the text “Permitted Foreign Currency” in the first proviso in such Section.

(e)  Section 2.08 of the Credit Agreement is hereby amended by (i) changing the current clause (ii) in paragraph (a) of such Section to clause (iv) and (ii) inserting the following new clauses (ii) and (iii) in the appropriate numerical order:  “, (ii) the Tranche B-1 Euro Term Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Amendment No. 4 Effective Date, (iii) the Tranche B-1 US$ Term Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Amendment No. 4 Effective Date”.

(f)  Paragraph (a) of Section 2.10 of the Credit Agreement is hereby amended by adding the following text immediately after the amortization table in such Section:

Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Tranche B-1 Euro Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

Date	Amount
June 30, 2017	€1,000,000
September 30, 2017	€1,000,000
December 31, 2017	€1,000,000
March 31, 2018	€1,000,000
June 30, 2018	€1,000,000
September 30, 2018	€1,000,000
December 31, 2018	€1,000,000
March 31, 2019	€1,000,000
June 30, 2019	€1,000,000
September 30, 2019	€1,000,000
December 31, 2019	€1,000,000
March 31, 2020	€1,000,000
June 30, 2020	€1,000,000
September 30, 2020	€1,000,000
December 31, 2020	€1,000,000
March 31, 2021	€1,000,000
June 30, 2021	€1,000,000
September 30, 2021	€1,000,000

December 31, 2021	€1,000,000
March 31, 2022	€1,000,000
Tranche B-1 Euro Term Maturity Date	€380,000,000

Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Tranche B-1 US$ Term Borrowings on each date set forth below in the aggregate principal amount set forth opposite such date:

Date	Amount
June 30, 2017	$2,350,000
September 30, 2017	$2,350,000
December 31, 2017	$2,350,000
March 31, 2018	$2,350,000
June 30, 2018	$2,350,000
September 30, 2018	$2,350,000
December 31, 2018	$2,350,000
March 31, 2019	$2,350,000
June 30, 2019	$2,350,000
September 30, 2019	$2,350,000
December 31, 2019	$2,350,000
March 31, 2020	$2,350,000
June 30, 2020	$2,350,000
September 30, 2020	$2,350,000
December 31, 2020	$2,350,000
March 31, 2021	$2,350,000
June 30, 2021	$2,350,000
September 30, 2021	$2,350,000
December 31, 2021	$2,350,000
March 31, 2022	$2,350,000
Tranche B-1 US$ Term Maturity Date	$893,000,000

(g)  Paragraph (b) of Section 2.10 of the Credit Agreement is hereby amended by (i) changing the current clause (ii) in such paragraph to clause (iv) and (ii) inserting the following new clauses (ii) and (iii) in the appropriate numerical order:  “, (ii) all Tranche B-1 Euro Term Loans shall be due and payable on the Tranche B-1 Euro Term Maturity Date, (iii) all Tranche B-1 US$ Term Loans shall be due and payable on the Tranche B-1 US$ Term Maturity Date”.

(h)  Paragraph (c) of Section 2.11 of the Credit Agreement is hereby amended by adding the following text “or, (i) in the case of the Headquarters Sale and Leaseback, within 91 days after such Net Proceeds are received and (ii) in the case of any other” immediately before the text “Prepayment Event described in clause (a) or (b) of the definition of the term “Prepayment Event”, within three Business Days after such Net Proceeds are received” appearing in the second parenthetical in such paragraph.

(i)  Paragraph (d) of Section 2.11 of the Credit Agreement is hereby amended by (i) adding the following text at the end of the first proviso of such paragraph:  “, excluding any such prepayments to the extent financed from Excluded Sources (for the avoidance of doubt, the prepayment of the Tranche B Term Loans on the Amendment No. 4 Effective Date with the proceeds of the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans shall not result in a reduction of the amount of Term Loans, if any, required to be prepaid pursuant to this paragraph (d))”; and (ii) deleting the text “, excluding any such prepayments to the extent financed from Excluded Sources” at the end of the second proviso of such paragraph.

(j)  Paragraph (e) of Section 2.11 of the Credit Agreement is hereby amended by (i) adding the text “, Tranche B-1 Euro Term Borrowings and Tranche B-1 US$ Term Borrowings” immediately after the text “Tranche B Term Borrowings” in such paragraph, (ii) adding the text “, Tranche B-1 Euro Term Lender and Tranche B-1 US$ Term Lender” immediately after the text “Tranche B Term Lender” in such paragraph and (iii) adding the text “, Tranche B-1 Euro Term Loans, Tranche B-1 US$ Term Loans” after each occurrence of the text “Tranche B Term Loans” in such paragraph.

(k)  Paragraph (g) of Section 2.11 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(g)  All (i) prepayments of (A) Tranche B Term Borrowings pursuant to clause (a) above effected on or prior to the date that is twelve months after the Effective Date and (B) Tranche B-1 Euro Term Borrowings and Tranche B-1 US$ Term Borrowings pursuant to clause (a) above effected on or prior to the date that is six months after the Amendment No. 4 Effective Date, in each case with the proceeds of a Repricing Transaction and (ii) amendments, amendments and restatements or other modifications of this Agreement (A) in the case of Tranche B Term Borrowings, on or prior to the date that is twelve months after the Effective Date and (B) in the case of Tranche B-1 Euro Term Borrowings and Tranche B-1 US$ Term Borrowings, on or prior to the date that is six month after the Amendment No. 4 Effective Date, the effect of which is a Repricing Transaction, in each case shall be accompanied by a fee payable to the Tranche B Term Lenders, the Tranche B-1 Euro Term Lenders or the Tranche B-1 US$ Term Lenders, as applicable, in an amount equal to 1.00% of the aggregate principal amount of the Tranche B Term Borrowings, the Tranche B-1 Euro Term Borrowings or the Tranche B-1 US$ Term Borrowings, respectively, so prepaid, in the case of a transaction described in clause (i) of this paragraph, or 1.00% of the aggregate principal amount of Tranche B Term Borrowings, the Tranche B-1 Euro Term Borrowings or the Tranche B-1 US$ Term Borrowings, respectively, affected by such amendment, amendment and restatement or other modification, in the case of a transaction described in clause (ii) of this paragraph.  Notwithstanding the foregoing, this paragraph shall not apply to a refinancing of all the Loans outstanding under this Agreement in connection with another transaction not permitted by this Agreement (as determined prior to giving effect to any amendment, amendment and restatement or other modification of this Agreement being adopted in connection with such transaction); provided that the primary purpose of such transaction is not to effect a Repricing Transaction.  Such fee shall be paid by the Borrower to the Administrative Agent, for the account of the Term Lenders of the applicable Class, on the date of such prepayment.

(l)  Paragraph (a) of Section 2.21 of the Credit Agreement is hereby amended by (i) adding the following text immediately after the text “$5,000,000” in such paragraph:  “(or, in the case of Incremental Term Loans denominated in Euros, the smallest amount of Euros that is an integral multiple of €100,000 and that has a Dollar Equivalent in excess of $5,000,000)”; (ii) replacing the text “that is not less than $50,000,000” in such paragraph with the text “the Dollar Equivalent of which is not less than $50,000,000”; and (iii) by adding the text “an amount the Dollar Equivalent of which is” immediately prior to the second occurrence of the text “$50,000,000” in such paragraph.

(m)  Paragraph (b) of Section 2.21 of the Credit Agreement is hereby amended by (i) replacing the text “and the Tranche B Term Loans,” in clause (i) of such paragraph with the text “, the Tranche B Term Loans, the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans and”; (ii) inserting the text “, the Tranche B-1 Euro Term Loans (if denominated in Euros) and the Tranche B-1 US$ Term Loans” immediately after the first occurrence of the text “Tranche B Term Loans” in clause (ii) of such paragraph; (iii) inserting the text “ or the Tranche B-1 US$ Term Loans (in the case of Incremental Term Loans denominated in dollars) or the Tranche B-1 Euro Term Loans (in the case of Incremental Term Loans denominated in Euros)” immediately after the first occurrence of the text “Tranche B Term Loans” in clause (A) of the first proviso to such paragraph; (iv) replacing the text “Tranche B Term Loans” in the first parenthetical statement in clause (A) of the first proviso to such paragraph with the text “such Term Loans”; (v) inserting the text “, the Tranche B-1 Euro Term Loans or the Tranche B-1 US$ Term Loans, as applicable,” immediately after each subsequent occurrence of the text “Tranche B Term Loans” in clause (A) of the first proviso to such paragraph; (vi) replacing the text “18 months after the Effective Date” in clause (x) of the second proviso of such paragraph with the text “18 months after the Amendment No. 4 Effective Date”; (vii) inserting the text “, Tranche B-1 Euro Term Loans, Tranche B-1 US$ Term Loans” immediately after each subsequent occurrence of the text “Tranche B Term Loans” in the second proviso of such paragraph; (viii) replacing clause (C) of such paragraph in its entirety with the following text:  “any Incremental Term Loan shall not have (1) a final maturity date that is earlier than the latest of the Tranche B Term Maturity Date, the Tranche B-1 Euro Term Maturity Date or the Tranche B-1 US$ Term Maturity Date or (2) a weighted average life to maturity that is shorter than the remaining weighted average life to maturity of any of the then-remaining Tranche B Term Loans, Tranche B-1 Euro Term Loans or Tranche B-1 US$ Term Loans”; and (ix) inserting the text “, Tranche B-1 Euro Term Loan, Tranche B-1 US$ Term Loans” immediately after the text “Tranche B Term Loans” in the last sentence of such paragraph.

SECTION 4.  Amendments to Article III of the Credit Agreement.  Article III of the Credit Agreement is hereby amended as follows:

(a)  Paragraph (d) of Section 3.05 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)  As of the Effective Date, except as otherwise disclosed to the Administrative Agent,  none of the Borrower or any Restricted Subsidiary has received written notice of, or has knowledge of, the occurrence (and still pending as of the Effective Date) or pendency or contemplation of any condemnation or other casualty event affecting all or any portion of a Mortgaged Property, except as would not reasonably be expected to have a Material Adverse Effect.

(b)  The second sentence of paragraph (a) of Section 3.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

As of the date that is 30 days following the date of the most recent financial statements reflecting such amounts, (i) the present value of all accumulated benefit obligations under each Plan sponsored by the Borrower or any Subsidiary (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) did not exceed by more than $150,000,000 the fair market value of the assets of such Plan, and (ii) the present value of all accumulated benefit obligations of all underfunded Plans sponsored by the Borrower or any Subsidiary (based on the assumptions used for purposes of Accounting Standards Codification Topic 715) did not exceed by more than $150,000,000 the fair market value of the assets of all such underfunded Plans.

SECTION 5.  Amendments to Article V of the Credit Agreement.  Article V of the Credit Agreement is hereby amended as follows:

(a)  Clause (j) of Section 5.01 of the Credit Agreement is hereby amended by adding the text “the Total Assets,” after each occurrence of the text “Consolidated Total Assets,” in such clause.

(b)  Paragraph (a) of Section 5.10 of the Credit Agreement is hereby amended by adding the following sentence immediately after the second sentence of such paragraph:  “The proceeds of the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans will be used on the Amendment No. 4 Effective Date solely to prepay the outstanding principal amount of the Tranche B Term Loans, together with any accrued but unpaid interest thereon, and to pay fees and expenses payable in connection with Amendment No. 4.”

(c)  Section 5.15 of the Credit Agreement is hereby amended by adding the text “(prior to the Amendment No. 4 Effective Date) and the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans (on and after the Amendment No. 4 Effective Date)” immediately after the text “Tranche B Term Loans” in such Section.

SECTION 6.  Amendments to Article VI of the Credit Agreement.  Article VI of the Credit Agreement is hereby amended as follows:

(a)  Clause (f) of Section 6.01 of the credit Agreement is hereby amended by (i) replacing the text “270” in such clause with the text “365” and (ii) replacing the second proviso of such clause with the following text:  “provided, further, that, immediately after giving effect to any incurrence of Indebtedness in accordance with this clause (f), the aggregate outstanding principal amount of Indebtedness incurred in accordance with this clause (f) shall not exceed the greater of (x) $300,000,000 and (y) 4.75% of Total Assets (as adjusted to give pro forma effect to any assets purchased with the proceeds of the Indebtedness to be incurred; provided that such assets are acquired substantially concurrently with the incurrence of such Indebtedness)”.

(b)  Clause (e) of Section 6.02 of the credit Agreement is hereby amended by (i) replacing the text “270” in such clause with the text “365” and (ii) replacing clause (iii) of the proviso of such clause with the following text:  “the Indebtedness secured thereby does not exceed the lesser of the cost of acquiring, constructing or improving such fixed or capital asset or, in the case of Indebtedness permitted by clause (f)(i) of Section 6.01, its fair market value at the time such security interest attaches, and in any event, immediately after giving effect to the incurrence of any Lien in accordance with this clause (e), the aggregate outstanding principal amount of such Indebtedness does not exceed the greater of (x) $300,000,000 and (y) 4.75% of Total Assets (as adjusted to give pro forma effect to any assets purchased with the proceeds of the Indebtedness to be incurred; provided that such assets are acquired substantially concurrently with the incurrence of such Indebtedness)”.

(c)  Section 6.06 of the Credit Agreement is hereby amended by (i) deleting the text “or indirectly” in such Section, (ii) replacing the text “270” in such Section with the text “365”, (iii) deleting the text “and” before clause (b) in such Section, (iv) adding the text “(c) sales of any asset by the Borrower or any Subsidiary and the subsequent lease of such asset by the Borrower or any Subsidiary for a principal amount not in excess of the greater of (x) $200,000,000 and (y) 2.5% of Consolidated Total Assets in the aggregate” after the clause (b) in such Section and (v) replacing the text “or clause (b)” in clause (i) to the provision to such Section with the text “, clause (b) or clause (c)”.

SECTION 7.  Amendment to Article VIII of the Credit Agreement.  Article VIII of the Credit Agreement is hereby amended by adding the following new paragraph immediately after the third paragraph of such Article:

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions.  Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution.

SECTION 8.  Amendments to Article IX of the Credit Agreement.  Article IX of the Credit Agreement is hereby amended as follows:

(a)  Section 9.01 of the Credit Agreement is hereby amended by adding the following new paragraph (e) in the appropriate alphabetical order:

(e)  Disqualified Institutions.  Notwithstanding Section 9.01(a), the Borrower agrees to notify the Administrative Agent of any update to the list of Disqualified Institutions in writing at the following address:  JPMDQ_Contact@jpmorgan.com.

(b)  Clause (x) of the first proviso of paragraph (b) of Section 9.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:  “change the rights of the Tranche B Term Lenders, the Tranche B-1 Euro Term Lenders or the Tranche B-1 US$ Term Lenders to decline mandatory prepayments as provided in Section 2.11 or the rights of any Additional Lenders of any Class to decline mandatory prepayments of Term Loans of such Class as provided in the applicable Incremental Facility Amendment, without the written consent of Tranche B Term Lenders, Tranche B-1 Euro Term Lenders, Tranche B-1 US$ Term Lenders or Additional Lenders of such Class, as applicable, holding a majority of the outstanding Tranche B Term Loans, Tranche B-1 Euro Term Loans, Tranche B-1 US$ Term Loans or Incremental Term Loans of such Class, as applicable”.

(c)  Paragraph (ii) of Section 9.04(b) of the Credit Agreement is hereby amended by (i) adding the text “(or, if the applicable Term Loan is denominated in Euros, €1,000,000)” immediately after the text “$1,000,000” in such paragraph and (ii) replacing the text “and (2)” appearing in the proviso to clause (C) of such paragraph with the text “, (2) no such processing and recordation fee shall be payable in connection with the assignment or delegation of any Tranche B-1 US$ Term Loan or Tranche B-1 Euro Term Loan occurring on or prior to the date that is 30 days after the Amendment No. 4 Effective Date in connection with the primary syndication of such Term Loans and (3)”.

(d)  Section 9.04 of the Credit Agreement is hereby amended by adding the following new paragraph (g) in the appropriate alphabetical order:

(g)  Disqualified Institutions.

(i)  No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as the case may be, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation).  For the avoidance of doubt, with respect to any assignee or participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee or participant shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee shall not by itself result in such assignee no longer being considered a Disqualified Institution.  Any assignment in violation of this Section 9.04(g)(i) shall not be void, but the other provisions of this Section 9.04(g) shall apply.

(ii)  If any assignment or participation is made to any Disqualified Institution without the Borrower’s prior written consent in violation of Section 9.04(g)(i), or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) terminate any Revolving Commitment of such Disqualified Institution and repay all obligations of the Borrower owing to such Disqualified Institution in connection with such Revolving Commitment, (B) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.

(iii)  Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to the Lenders by the Borrower or any of its Affiliates or by the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x)

for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Law, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

(iv)  The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion  of the Platform that is designated for “public side” Lenders and/or (B) provide the DQ List to each Lender requesting the same.

(e)  Section 9.12 of the Credit Agreement is hereby amended by adding the following text at the end of clause (f)(i) of such Section:  “(it being understood that the list of Disqualified Institutions may be disclosed to any assignee or Participant, or prospective assignee or Participant, in reliance on this clause (f)); provided that no disclosure of Information may be made under this clause (f)(i) to any Disqualified Institution)”.

SECTION 9.  Amendment to Assignment and Assumption.  Exhibit A and Exhibit G to the Credit Agreement are hereby amended and restated in their entirety in the form of Exhibit A and Exhibit G hereto, respectively.

SECTION 10.  Representations and Warranties.  Each Loan Party represents and warrants to the Administrative Agent and to each of the Lenders (including, without limitation, the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders) and the Issuing Banks that:

(a)  This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).

(c)  At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 11.  Effectiveness.  Except as expressly provided in the next succeeding paragraph of this Section 11, this Amendment shall become effective as of the date first above written (the “Amendment No. 4 Effective Date”) when:

(a)  the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Loan Party, (ii) each Tranche B-1 Euro Term Lender, (iii) each Tranche B-1 US$ Term Lender and (iv) Lenders under the Credit Agreement that, immediately prior to the effectiveness of this Amendment, constitute the Required Lenders;

(b)  the Administrative Agent shall have received (i) with respect to each Loan Party, secretary’s certificates of the type delivered to the Administrative Agent pursuant to Section 4.01(c) of the Credit Agreement, dated as of the Amendment No. 4 Effective Date (including the attachments thereto and, except in the case of ChemFirst Inc., a Mississippi corporation (“ChemFirst”), a good standing certificate dated as of a date substantially concurrent with the Amendment No. 4 Effective Date), (ii) a certificate of a Responsible Officer confirming compliance with the condition set forth in paragraph (d) of this Section 11 and (iii) a favorable written opinion (addressed to the Administrative Agent, the Issuing Banks and the Lenders (including, without limitation, the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders)), in form and substance reasonably satisfactory to the Administrative Agent, of Morrison & Foerster LLP, counsel for the Loan Parties, dated as of the Amendment No. 4 Effective Date and covering such matters relating to the Loan Parties and this Amendment as the Administrative Agent may reasonably request;

(c)  the Administrative Agent and the Lenders (including, without limitation, the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders) shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those expenses set forth in Section 17 hereof;

(d)  the representations and warranties set forth in Section 10 hereof shall be true and correct as of the Amendment No. 4 Effective Date;

(e)  the Administrative Agent shall have received from the Borrower, in accordance with Section 2.03 of the Credit Agreement (giving effect to the amendments to such Section contemplated hereby), a Borrowing Request with respect to the funding of the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans on the Amendment No. 4 Effective Date;

(f)  the Administrative Agent shall have received from the Borrower, in accordance with Section 2.11 of the Credit Agreement, a notice of prepayment with respect to the prepayment of all the outstanding principal amount of the Tranche B Term Loans on the Amendment No. 4 Effective Date; and

(g)  the Administrative Agent shall have received from the Borrower (i) a completed “Standard Flood Hazard Determination Form” of the Federal Emergency Management Agency (or any successor Governmental Authority performing a similar function) (a “Flood Certificate”) with respect to each Mortgaged Property, which Flood Certificate shall (A) be addressed to the Administrative Agent, (B) be completed by a company which has guaranteed the accuracy of the information contained therein and (C) otherwise comply with the National Flood Insurance Program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994, the Flood Insurance Reform Act of 2004 and The Biggert-Waters Flood Insurance Reform Act of 2012 (in each case as amended from time to time) and any successor statutes (collectively, the “Flood Program”); (ii) evidence describing whether the community in which each Mortgaged Property is located participates in the Flood Program; (iii) if any Flood Certificate states that a Mortgaged Property is located in an area having special flood hazards as described in the National Flood Insurance Act of 1968 (as amended from time to time) and any successor statute (a “Flood Zone”), the Borrower’s written acknowledgment of receipt of written notification from the Administrative Agent (A) as to the existence of each such Mortgaged Property and (B) as to whether the community in which each such Mortgaged Property is located is participating in the Flood Program; and (iv) if any Mortgaged Property is located in a Flood Zone and is located in a community that participates in the Flood Program, evidence that the applicable Loan Party has obtained a policy of flood insurance that is in compliance with the Flood Program and all regulations promulgated thereunder.

Notwithstanding the foregoing, the amendment to paragraph (c) of Section 2.11 of the Credit Agreement that is set forth in Section 3(h) hereof shall become effective immediately upon the Administrative Agent having received counterparts of this Amendment that, when taken together, bear the signatures of (i) each Loan Party and (ii) Lenders under the Credit Agreement that, immediately prior to the effectiveness of the amendment set forth in Section 3(h) hereof, constitute the Required Lenders.

In addition, each of the representation and warranty set forth in Section 10(b) hereof and the condition to effectiveness set forth in clause (d) of this Section 11, in each case solely in respect of the representation and warranty set forth in clause (a) of Section 3.01 of the Credit Agreement (solely as such representation and warranty applies to the good standing of ChemFirst Inc. in the State of Mississippi), shall be deemed to be true and correct (in the case of Section 10(b) hereof) and satisfied (in the case of clause (d) of this Section 11) in the event that the Borrower has delivered to the Administrative Agent, on or prior to the Amendment No. 4 Effective Date, evidence reasonably satisfactory to the Administrative Agent that all payments required to be made by ChemFirst to cause it to be in good standing in the State of Mississippi as of the Amendment No. 4 Effective Date have been made; provided, however, that the Borrower shall cause ChemFirst to deliver to the Administrative Agent a certificate from the Secretary of State of the State of Mississippi indicating that ChemFirst is in good standing in the State of Mississippi no later than the date that is 30 days after the Amendment No. 4 Effective Date (or such later date as the Administrative Agent may agree in its sole discretion).

SECTION 12.  Mortgage Covenant.  The Borrower agrees that, not later than the date that is 30 days after the Amendment No. 4 Effective Date (or such longer period of time as the Administrative Agent, in its sole discretion, may agree in writing), it shall take all such actions and execute and deliver to the Administrative Agent, or caused to be executed and delivered to the Administrative Agent, all such amendments to the Mortgages and other documents, instruments, agreements and certificates that the Administrative Agent shall reasonably request to ensure that the Mortgages in effect as of the Amendment No. 4 Effective Date continue to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a valid first-priority security interest (subject to Liens) in the real property and improvements thereto covered by such Mortgages after giving effect to the incurrence of the Tranche B-1 Euro Term Loans and the Tranche B-1 US$ Term Loans and the substantially concurrent prepayment of the Tranche B Term Loans and shall deliver to the Administrative Agent date down and modification endorsements to the existing title insurance policies in favor of the Administrative Agent with respect to the Mortgaged Properties and opinions with respect to the foregoing.

SECTION 13.  Reaffirmation.  Each Loan Party hereby (a) reaffirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement (as amended hereby) and each of the other Loan Document to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

SECTION 14.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders (including, without limitation, the Tranche B-1 Euro Term Lenders and the Tranche B-1 US$ Term Lenders), the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 15.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 16.  Counterparts; Amendment.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Loan Party, each Tranche B-1 Euro Term Lender, each Tranche B-1 US$ Term Lender, the Administrative Agent and the Required Lenders.

SECTION 17.  Expenses.  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 18.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

THE CHEMOURS COMPANY
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

THE CHEMOURS COMPANY FC, LLC
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

THE CHEMOURS COMPANY TT, LLC
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

chemfirst inc.
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

first chemical corporation
By
/s/ Mark E. Newman

[Amendment No. 4 Signature Page]

Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

ft chemical, inc.
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

first chemical holdings, llc
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

first chemical texas, l.p., By FT Chemical, Inc., its general partner
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

[Amendment No. 4 Signature Page]

jpmoRGAN CHASE BANK, N.A., as Administrative Agent,
By
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Amendment No. 4 Signature Page]

[Lender signature pages are on file with the Administrative Agent]

SCHEDULE I

[Schedule I is on file with the Administrative Agent]

SCHEDULE II

[Schedule II is on file with the Administrative Agent]